GSI Commerce, Inc. May 2006 GSI Commerce, Inc. May 2006 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
All statements made in this presentation, other than statements of historical fact, are forward-
looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,”
“plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,”
“confident,” “prospects,” “schedule” and similar expressions typically are used to identify forward-
looking statements.  Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates.  These statements are not guarantees of future performance and involve risks, uncertainties and assumptions which are difficult to predict.
Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements.  Factors which may affect GSI Commerce’s business, financial condition and operating results include the effects of changes in the economy, consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology, confidential and proprietary information, and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, the performance of acquired businesses and the impact of
SFAS 123(R).  More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI
Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Measures
Non-GAAP Financial Measures
This presentation contains the non-GAAP measures merchandise sales, adjusted EBITDA and certain ratios that use those measures.  Merchandise sales represent the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not the company is the seller of the merchandise or records the full amount of such sales on its financial statements.  GSI Commerce uses merchandise sales as a metric for operating its business.  Variable costs such as fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management are related to the amount of sales made through GSI Commerce’s platform, whether or not GSI Commerce records the revenue from such sales.  GSI Commerce believes that investors will have a more thorough understanding of its historical expenses and expense trends if they have visibility to GAAP net revenue as well as the non-GAAP financial measure merchandise sales and the percentages that such expenses bear to net revenues and merchandise sales.
GSI Commerce also uses adjusted EBITDA, which represents earnings (or losses) before interest income/expense, impairment on investment, income taxes, depreciation and amortization, cumulative effect of change in accounting principle related to the adoption of SFAS 123(R) and stock-based compensation.  GSI Commerce uses adjusted EBITDA as a means to evaluate its performance period to period without taking into account certain expenses, particularly stock-
based compensation expense, which historically has been materially impacted by fluctuations in the price of GSI Commerce’s common stock both on a quarterly and annual basis, and is now materially impacted by the adoption of SFAS 123(R), and does not consistently reflect GSI
Commerce’s results from its core business activities.
These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in this presentation have been reconciled to the nearest
GAAP measures as required under Securities and Exchange Commission rules and can be found in the appendices of this presentation.

Technology
Logistics
Customer Care
Interactive Design
Partnerships & Alliances
Interactive Marketing
1:1 Marketing
Content Developing & Imaging

Leading Provider of Outsourced e-Commerce Solutions
Leading Provider of Outsourced e-Commerce Solutions
•
•
More than 50 major retailers & brands,
More than 50 major retailers & brands,
7 merchandise categories
7 merchandise categories
•
•
Comprehensive,
Comprehensive,
centralized,
centralized,
e-commerce platform
e-commerce platform
including technology,
including technology,
logistics and customer care,
logistics and customer care,
and marketing services
and marketing services
•
•
$440.4 million FY05 net revenues
$440.4 million FY05 net revenues
•
•
Approx. 1,550 employees –
Approx. 1,550 employees –
Pa., Ky., Fla.
Pa., Ky., Fla.
and Barcelona, Spain
and Barcelona, Spain

Large Addressable Domestic Market for GSI Commerce
Large Addressable Domestic Market for GSI Commerce
2006 U.S. Online General 2006 U.S. Online General
Merchandise Market * Merchandise Market *
$111.7 billion $111.7 billion
* GSI Commerce excludes automobiles and parts, food and beverage, and travel from the estimated calculation of the U.S. online general merchandise market. Source: Forrester Research
$10.0
$10.0
$4.0
$4.0
$5.4
$5.4
$5.1
$5.1
$4.1
$4.1
$ in billions $ in billions
$23.5
$23.5
$15.2
$15.2
2006 Estimated
Target Categories
Worth $67.3 billion
2006 Estimated
Target Categories
Worth $67.3 billion
Apparel Apparel
Home Home
Consumer Consumer
Electronics Electronics
Music & Video Music & Video
Sporting Goods Sporting Goods
Jewelry & Luxury Goods Jewelry & Luxury Goods
Health & Beauty Health & Beauty

The U.S. Online General Merchandise Market * The U.S. Online General Merchandise Market *
The U.S. Online General Merchandise Market *
$20
$20 $20
$40
$40 $40
$60
$60 $60
$80
$80 $80
$100
$100 $100
$120
$120 $120
$140
$140 $140
$160
$160 $160
$ in billions
$ in billions $ in billions
Strong Growth Projected for e-Commerce
Strong Growth Projected for e-Commerce
* GSI Commerce excludes automobiles and parts, food and beverage, and travel from the estimated calculation of the U.S. online general merchandise market.  Source: Forrester Research
2006E
2006E
$111.7
$111.7
2007E
2007E
$128.0
$128.0
2008E
2008E
$143.9
$143.9
2009E
2009E
$158.9
$158.9
2010E
2010E
$173.1
$173.1
$180
$180 $180

Compelling Reason for Prospects to Outsource
Compelling Reason for Prospects to Outsource
Online business
is too large to
ignore, but too
small to justify
the investment
required to
achieve in-house
competency for
multichannel
e-commerce.
Total sales of retail categories* targeted by GSI Commerce Total sales of retail categories* targeted by GSI Commerce
Online sales of retail categories targeted by GSI Commerce Online sales of retail categories targeted by GSI Commerce expressed as a % of total sales of the same categories expressed as a % of total sales of the same categories
* Target retail categories include home products, apparel, consumer electronics, music & video, jewelry & luxury goods, sporting goods, and health & beauty as defined by Forrester Research.
For GSI Commerce partners, online sales generally average 3% to 4% of total sales.
$ billions $ billions
$200 $200
$400 $400
$600 $600
$800 $800
$1,000 $1,000
2005E
2005E
6.1% 6.1%
$894.8
$894.8
2006E
2006E
7.3% 7.3%
$917.4
$917.4
2007E
2007E
8.5% 8.5%
$939.5
$939.5
2008E
2008E
9.5% 9.5%
$962.2
$962.2
2009E
2009E
10.5% 10.5%
$985.7
$985.7
2010E
2010E
11.3% 11.3%
$1,010
$1,010

GSI Offers a Strong Value Proposition
• A Complete Solution
Increased efficiency – one vendor
Improved integration – built to work together
360° understanding of business
• GSI Commerce is Invisible to Consumers
Uncompromised
Not in conflict with partner’s business
• Scale & Operating Leverage with Enterprise Focus
Platform expertise
Premium quality components
• Focus on Growth and Innovation
International platform
Marketing services
New/enhanced functionality (e.g., parametric search / alternative payments / multivariate testing)
• Win/Win Economics
Financial predictability and aligned interests through
long-term contracts

gsi commerce

Levi's
POLO.COM RALPH LAUREN
liz claiborne
kate spade NEW YORK
BURBERRY
AÉROPOSTALE
FILSON Since 1897
WILSONS LEATHER

palm
RadioShack. You've got questions. We've got answers.
Tweeter

ACE The helpful place.
LINENS-N-THINGS
iRobot

DICK'S SPORTING GOODS
SPORTS AUTHORITY
NHL
NFL
Timberland
MLB.com
NASCAR
reebok
adidas

ESTEE LAUDER COMPANIES
Bath & Body Works
GNC Live Well.

SHOP PBS
Nick.com
HBO

ZALES Be Brilliant.
BAILEY BANKS & BIDDLE

Platform Enables E-Commerce for Top Brands
Platform Enables E-Commerce for Top Brands
Apparel Apparel
Electronics Electronics
Health & Beauty Health & Beauty
Sporting Goods Sporting Goods
Entertainment Entertainment
Home Home
Jewelry & Jewelry &
Luxury Goods Luxury Goods

Growth Strategy
Growth Strategy
Compounding
effect of
long-term
agreements
Yr. 5
Yr. 4
Yr. 3
Yr. 2
Yr. 1
•
•
Add new partners
Add new partners
•
•
Grow revenues from each partner
Grow revenues from each partner
Secular e-commerce growth
Secular e-commerce growth
Platform innovation
Platform innovation
Marketing services
Marketing services
International
International

Competition
Competition
• Web Platform
IBM, ATG, Microsoft, Amazon Services
• Customer/Web Analtyics /CRM
Siebel, E.piphany, Omniture,
WebSideStory, Coremetrics
• Order Processing /Warehouse Mgmt.
/Merchandising Systems
SAP, JDA, Yantra, Manhattan Assoc.
• Drop Ship
Commerce Hub, Vcommerce
• Call Center
West, Convergys, PRC
• Fulfillment & Logistics
DHL/Exel, UPS
• Content
RR Donnelly
• E-mail Mgmt.
Experian/CheetahMail,
DoubleClick/Performics,
Epsilon Interactive
• Online Marketing
aQuantive, Digitas, ValueClick,
Grey Interactive, LinkShare
• Fraud Mgmt.
CyberSource, Retail Decisions
• Strategic Consulting
McKinsey & Co., Boston
Consulting Group, Accenture
• System Integrator
Accenture, IBM, BearingPoint,
Sapient
• Design
aQuantive/Razorfish, AKQA,
Blast Radius, Digitas

Growing Faster than the Industry
Growing Faster than the Industry
2001
2001
2002
2002
2003
2003
2004
2004
44% 44%
GSI Commerce Merchandise Sales **
E-Commerce Sales
Total Retail Sales Total Retail Sales
Percent Growth Y/Y * Percent Growth Y/Y *
* E-commerce Sales and Total Retail Sales Source: Census Bureau, U.S. Department of Commerce.  ** For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years 2001 - 2005 at
www.gsicommerce.com/news/news.jsp. Prior to 2002, GSI Commerce did not use merchandise sales, so total net total revenue is used in this presentation for fiscal year 2001.
2005
2005 24.6% 24.6%
7.7% 7.7%
68.0% 68.0%
24.3% 24.3%
7.1% 7.1%
58.2% 58.2%
24.7% 24.7%
4.2% 4.2%
81.4% 81.4%
31.0% 31.0%
2.3% 2.3%
3.0% 3.0%
26.1% 26.1%
135.2% 135.2%
50%
50%
100%
100%
150%
150%

Category Expansion & Partner Growth
Category Expansion & Partner Growth
10 10
20 20
30 30
40 40
50 50
60 60
1999 1999
4
4
1
1
2000 2000
3
3
7
7
1
1
2001 2001
8
8
15
15
1
1
2002 2002
10
10
25
25
4
4
2003 2003
8
8
33
33
5
5
2004 2004
8
8
41
41
6
6
2005 2005
10
10
51
51
7
7
Sports Sports
Consumer Electronics Consumer Electronics
Health & Beauty Health & Beauty
Entertainment Entertainment
Home Home
Apparel Apparel
Jewelry & Luxury Goods Jewelry & Luxury Goods
Categories Categories
Total partners Total partners
Current partners that launched with Current partners that launched with
GSI Commerce during that year GSI Commerce during that year
2006 2006
56
56
7
7
5
5

Net Revenues –
Net Revenues –
Trailing Four Quarters
Trailing Four Quarters
Net Revenue $ in millions Net Revenue $ in millions
3Q 3Q
00 00
3Q 3Q
01 01
3Q 3Q
02 02
3Q 3Q
03 03
3Q 3Q
04 04
4Q 4Q
99 99
4Q 4Q
00 00
4Q 4Q
01 01
4Q 4Q
02 02
4Q 4Q
03 03
4Q 4Q
04 04
2Q 2Q
00 00
2Q 2Q
01 01
2Q 2Q
02 02
2Q 2Q
03 03
2Q 2Q
04 04
2Q 2Q
05 05
1Q 1Q
00 00
1Q 1Q
01 01
1Q 1Q
02 02
1Q 1Q
03 03
1Q 1Q
04 04
1Q 1Q
05 05
$50 $50
$100 $100
$150 $150
$200 $200
$250 $250
$300 $300
$350 $350
$400 $400
$450 $450
5.5 5.5
11.2 11.2
18.9 18.9
27.9 27.9
42.7 42.7
53.2 53.2
62.4 62.4
71.4 71.4
102.6 102.6
118.3 118.3
134.4 134.4
148.7 148.7
172.6 172.6
189.6 189.6
206.9 206.9
222.0 222.0
241.9 241.9
259.3 259.3
273.6 273.6
294.8 294.8
335.1 335.1
360.2 360.2
387.7 387.7
3Q 3Q
05 05
403.7 403.7
4Q 4Q
05 05
440.4 440.4
1Q 1Q
06 06
463.0 463.0
$500 $500

Business Models Provide Balanced Gross Profit Contribution
Business Models Provide Balanced Gross Profit Contribution
Owned Owned
Inventory Inventory
Non-Owned
Inventory
100% 100%
2005 2005
Merchandise Sales Merchandise Sales
0% 0%
$682.0 $682.0
48%
$326.6
48%
$326.6
2005 2005
Gross Profit Gross Profit
$176.6 $176.6
48%
$85
48%
$85
52%
$91.6
52%
$91.6
2005 2005
Net Revenue Net Revenue
$440.4 $440.4
81%
$355.4
81%
$355.4
$ in millions $ in millions
19%
$85
19%
$85
52%
$355.4
52%
$355.4
For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years 2001 - 2005 at www.gsicommerce.com/news/news.jsp .

$28.4 M
$28.4 M
$20.7 M
$20.7 M
$23.2 M
$23.2 M
Adjusted Adjusted
EBITDA EBITDA
G&A and G&A and
Other Other
Gross Gross
Profit Profit
$176.6 M
$176.6 M
$104.3 M
$104.3 M
Sales & Sales &
Marketing Marketing
Product Product
Develop. Develop.
2005 Expense Breakdown
2005 Expense Breakdown
- - Fulfillment Fulfillment
- - Credit card proc. Credit card proc.
- - Customer care Customer care
- - Revenue share Revenue share
- - Business mgmt. Business mgmt.
- - Marketing services Marketing services
- - Technology Technology - - HR HR
- - Legal Legal
- - Finance Finance
- - Business develop. Business develop.
- - Minority interest Minority interest
- - Other Other
For a reconciliation of non-GAAP financial measures, see Appendices A thru B-1 and/or see our results for fiscal years 2001 - 2005 at www.gsicommerce.com/news/news.jsp .

Multiple Drivers of Margin Expansion
Multiple Drivers of Margin Expansion
Gross Gross
Margin Margin
Sales & Sales &
Marketing Marketing
Product Product
Development Development
G&A and G&A and
Other Other
Gross Profit Gross Profit 35.2% 35.2% 40.1% 40.1%
Sales & Marketing Sales & Marketing 31.6% 31.6% 23.7% 23.7%
Product Develop. Product Develop. 8.4% 8.4% 6.5% 6.5%
G&A and Other G&A and Other 9.9% 9.9% 5.2% 5.2%
2001 2001 2005 2005
As a % of As a % of
net revenues net revenues
790 bp
790 bp
190 bp
190 bp
470 bp
470 bp
490 bp
490 bp
+1,940 basis points +1,940 basis points

Cash *
Cash *
$156.7
$156.7
$132.1
$132.1
Inventory
Inventory
$34.6
$34.6
$31.3
$31.3
Net Fixed Assets
Net Fixed Assets
$87.9
$87.9
$83.6
$83.6
Total Assets
Total Assets
$332.6
$332.6
$300.8
$300.8
Debt
Debt
$71.2
$71.2
$71.1
$71.1
A/P & Accrued
A/P & Accrued
$101.7
$101.7
$69.2
$69.2
Total Liabilities
Total Liabilities
$179.5
$179.5
$146.3
$146.3
Equity
Equity
$153.2
$153.2
$154.5
$154.5
* Cash and cash equivalents, short-term investments and marketable securities
Strong Balance Sheet
Strong Balance Sheet
($ millions) ($ millions)
Dec. 31, 2005 Dec. 31, 2005 April 1, 2006 April 1, 2006

Appendix A
Appendix A
GSI COMMERCE, INC. AND SUBSIDIARIES
ADJUSTED EBITDA AND RECONCILIATION TO GAAP RESULTS
(In thousands)
(Unaudited)
January 1, December 31,
2005 2005
Adjusted EBITDA:
Net gain (loss) excluding interest income and expense,
income taxes and charges for stock-based compensation
and depreciation and amortization 13,559 $               20,736 $
Reconciliation of Adjusted EBITDA to GAAP results:
Adjusted EBITDA 13,559 $               20,736 $
Interest expense 538 2,220
Interest income (1,162) (2,944)
Income taxes - 321
Stock-based compensation 3,576 3,805
Depreciation and amortization 10,944 14,635
Net income (loss) (337) $                   2,699 $
Twelve Months Ended

January 3, January 1,
2004 2005
Merchandise sales
(1)
- (a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,537 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,026 $            474,980 $
Net revenues - (GAAP basis):
Net revenues from product sales:
Category:
Sporting goods 128,360 $            164,530 $
Other
(2)
88,150 110,458
Total net revenues from product sales 216,510 274,988
Service fee revenues 25,409 60,116
Total net revenues - (GAAP basis) 241,919 $            335,104 $
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
Appendix B
Appendix B
December 28,
2002
96,669 $
81,631
178,300 $
96,669 $
58,150
154,819
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003 Fiscal Year 2002
Year Ended
December 31,
2005
261,568 $
420,429
681,997 $
212,932 $
142,442
355,374
85,018
440,392 $
Fiscal Year 2005

Appendix B . . . continued
Appendix B . . . continued
January 3, January 1,
2004 2005
Year Ended
GSI COMMERCE, INC. AND SUBSIDIARIES
MERCHANDISE SALES
(1)
AND RECONCILIATION TO GAAP RESULTS
(Dollars in thousands)
(Unaudited)
Reconciliation of merchandise sales
(1)
to net revenues:
Merchandise sales
(1)
- (a non-GAAP financial measure):
Category:
Sporting goods 128,489 $            200,394 $
Other
(2)
153,537 274,586
Total merchandise sales
(1)
- (a non-GAAP
financial measure) 282,026 474,980
Less:
Sales by partners
(3)
:
Category:
Sporting goods (129) (35,864)
Other (65,387) (164,128)
Total sales by partners
(3)
(65,516) (199,992)
Add:
Service fee revenues 25,409 60,116
Net revenues - (GAAP basis) 241,919 $            335,104 $
(1) Merchandise sales represents the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through the GSI Commerce platform, whether or not GSI Commerce is the seller of the merchandise or records the full amount of such sales on its financial statements.
(2)   The "Other" categories of both merchandise sales and net revenues from product sales include $1,034 and $10 for the year ended January 3, 2004 and January 1, 2005, respectively, related to Ashford.com.
(3)   Represents the retail value of all product sales through the GSI Commerce platform where the inventory is owned by the partner and the partner is the seller of the merchandise. GSI Commerce records service fee revenues on these sales.
December 28,
2002
96,669 $
81,631
178,300
--
(23,481)
(23,481)
17,819
172,638 $
Fiscal Year 2004 Fiscal Year 2003 Fiscal Year 2002
December 31,
2005
Fiscal Year 2005
261,568 $
420,429
681,997
(48,636)
(277,987)
(326,623)
85,018
440,392 $